UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2012

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7A Commercial Wharf West, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 17, 2012, the Company held a Special Meeting of Stockholders at its office in Boston, Massachusetts. At the Meeting, the Company's stockholders approved the following matters:

1. The authorization of the Board of Directors to amend the Certificate of Incorporation to implement a reverse split of the Company's issued and outstanding stock at a ratio of 1:500 (102,602,303 FOR, 46,099,983 AGAINST and 1,034,306 ABSTENTENTIONS); and

2. The authorization of the Board of Directors to abandon the reverse stock split at its discretion (138,836,604 FOR, 8,595,654 AGAINST and 2,304,334 ABSTENTIONS).

Item 9.01 Financial Statements and Exhibits.

Press Release dated February 17, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

February 17, 2012	By:	Edward J. Gildea

Name: Edward J. Gildea
Title: President & CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 17, 2012